                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                       FORM 8-K



                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 29, 1997
                                                      ----------------


                              OMEGA ENVIRONMENTAL, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                            Commission File Number 0-20267



                DELAWARE                              91-1499751
    (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)               IDENTIFICATION NO.)



                        19805 NORTH CREEK PARKWAY, PO BOX 3005
         BOTHELL, WASHINGTON                          98041-3005
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



                                     425-486-4800
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



--------------------------------------------------------------------------------
(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
REPORT)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.  OTHER EVENTS

         LITIGATION

         On October 29, 1997, a three judge panel of the Ninth Circuit Court of Appeals, by a two to one vote, reversed a $27,000,000 judgment in favor of the Registrant in its antitrust action against Gilbarco, Inc., a division of General Electric PLC of the United Kingdom. The antitrust action was filed by the registrant in 1994 in response to Gilbarco's canceling its distributorship with two of Registrant's operations. A jury in the Federal District Court for Western Washington ruled in favor of Registrant in a trial which concluded in 1995.

              Registrant is reviewing the current decision and investigating its options with respect to pursuing its claims. Registrant has the right to seek reconsideration by the Court of Appeals panel, seek a rehearing by the entire Ninth Circuit Court of Appeals "en banc", or petition the United States Supreme Court to review the case. Whatever action Registrant may take in pursuing its claims, no assurance can be given as the ultimate outcome of the case.

              The case in OMEGA ENVIRONMENTAL, INC., ET AL., V. GILBARCO, INC. (No. 96-35172 in the Ninth Circuit).

         UNAUDITED FINANCIAL STATEMENT INFORMATION

         On October 31, 1997, the Registrant filed unaudited financial statement information as of and for each of the months ended September 30, 1997 and August 31, 1997 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c)  EXHIBITS

    99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended September 30, 1997 and August 31, 1997 with related Notes to Financial Statement Information.

                                      SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OMEGA ENVIRONMENTAL, INC.
                                       (Registrant)




Date:  November 4, 1997                 /s/ Bradley S. Powell
                                       ---------------------------------------
                                            Bradley S. Powell
                                       Vice President/Corporate Controller

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                    Exhibit 99.4

                                                  (UNAUDITED)    (UNAUDITED)
                                                 SEPT 30, 1997  AUGUST 31, 1997
                                                      ESD            ESD           CHANGE
                                             --------------------------------------------
 CURRENT ASSETS
 Cash                                                32,010         23,978          8,032
 Restricted Cash Held In Escrow                   2,596,886      2,596,886            -
 Accounts Receivable
   A/R--Trade                                    10,532,425     10,841,432       (309,007)
   A/R--Interco                                     148,219         37,224        110,995
   A/R--Employees                                    (2,031)         7,791         (9,822)
   A/R--Supplemental                              1,122,742        871,302        251,440
   A/R--Misc.                                        14,442         27,364        (12,922)
   Allowance For Doubtful Accounts               (1,847,082)    (1,688,893)      (158,189)
                                             --------------------------------------------
     Accounts Receivable, Net                     9,968,715     10,096,220       (127,505)
                                             --------------------------------------------
 Costs And Earnings In Excess Of Billings         8,185,514      8,123,970         61,544
 Prepaid Expenses                                    33,936         56,127        (22,191)
 Inventory                                           26,809         40,575        (13,766)
 Inventory Reserve                                      -              -              -
                                             --------------------------------------------
     Inventory, Net                                  26,809         40,575        (13,766)
                                             --------------------------------------------
 Other Current Assets                                   -              -              -
                                             --------------------------------------------
 TOTAL CURRENT ASSETS                            20,843,870     20,937,756        (93,886)
                                             --------------------------------------------
 PROPERTY AND EQUIPMENT
   Field Equipment                                2,100,017      2,093,581          6,436
   Automotive Equipment                             895,569        895,569            -
   Office Furniture And Equipment                   790,897        788,013          2,884
   Equipment Under Capital Leases                                                     -
   Leasehold Improvements                            90,823         90,823            -
                                             --------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                 3,877,306      3,867,986          9,320
   Accum. Depreciation                           (2,129,493)    (2,068,992)       (60,501)
                                             --------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                     1,747,813      1,798,994        (51,181)
                                             --------------------------------------------
 Long-Term Receivable - Other (Texas)               814,814        814,814            -
 Other Assets                                       156,258        166,478        (10,220)
 Investment & Intercompany In Subsidiaires              -              -              -
                                             --------------------------------------------
 TOTAL ASSETS                                    23,562,755     23,718,042       (155,287)
                                             --------------------------------------------
                                             --------------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts Payable                                 318,784        253,654         65,130
   Line Of Credit                                       -              -              -
   Accrued Expenses, Excluding Bankruptcy Costs     495,502        446,192         49,310
   Accrued Bankruptcy Costs                             -              -              -
   Estimated Claims Against Cash Held In Escrow   2,560,602      2,560,602            -
   Billings In Excess Of Costs & Earnings               -              -              -
   Current Portion Of Long Term Debt                    -              -              -
   Intercompany - BNYFC                           8,184,452      8,216,459        (32,007)
   Intercompany Payables                             15,109        210,101       (194,992)
                                             --------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES         11,574,449     11,687,008       (112,559)
 Intercompany - BNYFC                                   -              -              -
 Intercompany Notes Payable                       8,741,768      8,741,768            -
 Pre Petition Liabilities                         2,565,465      2,510,300         55,165
 Pre Petition Estimated Construction Claims             -              -              -
                                             --------------------------------------------
   TOTAL LIABILITIES                             22,881,682     22,939,076        (57,394)
                                             --------------------------------------------
 SHAREHOLDERS' EQUITY
 Common Stock At Par                                    -              -              -
 Additional Paid In Capital                      17,791,864     17,791,864            -
 Treasury Stock A-P-I-C                                 -              -              -
 Retained Earnings - Prior                      (15,563,779)   (15,563,779)           -
 Y-T-D Net Income Pre Petition                      (26,496)       (26,496)           -
 Y-T-D Net Income Post Petition                  (1,520,516)    (1,422,623)       (97,893)
                                             --------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                       681,073        778,966        (97,893)
                                             --------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        23,562,755     23,718,042       (155,287)
                                             --------------------------------------------
                                             --------------------------------------------


                                                   (UNAUDITED)     (UNAUDITED)
                                                  SEPT 30, 1997  AUGUST 31, 1997
                                                      PSD            PSD          CHANGE
                                             --------------------------------------------
 CURRENT ASSETS
 Cash                                               221,978            -          221,978
 Restricted cash held in escrow                         -              -              -
 Accounts receivable
   A/R--trade                                     3,055,417      3,560,813       (505,396)
   A/R--interco                                     174,337        170,775          3,562
   A/R--employees                                    25,123         20,726          4,397
   A/R--supplemental                                                                  -
   A/R--misc.                                           -              -              -
   Allowance for doubtful accounts                 (274,344)      (195,462)       (78,882)
                                             --------------------------------------------
     Accounts receivable, net                     2,980,533      3,556,852       (576,319)
                                             --------------------------------------------
 Costs and earnings in excess of billings               -              -              -
 Prepaid expenses                                   103,586        139,161        (35,575)
 Inventory                                        3,544,628      3,302,454        242,174
 Inventory reserve                                 (852,692)      (890,385)        37,693
                                             --------------------------------------------
     Inventory, net                               2,691,936      2,412,069        279,867
                                             --------------------------------------------
 Other current assets                                   -              -              -
                                             --------------------------------------------
 TOTAL CURRENT ASSETS                             5,998,033      6,108,082       (110,049)
                                             --------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                  237,825        237,825            -
   Automotive equipment                             619,626        620,425           (799)
   Office furniture and equipment                   873,193        857,925         15,268
   Equipment under capital leases                                                     -
   Leasehold improvements                            37,993         37,993            -
                                             --------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                 1,768,637      1,754,168         14,469
   Accum. Depreciation                             (881,372)      (856,749)       (24,623)
                                             --------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                       887,265        897,419        (10,154)
                                             --------------------------------------------
 Long-term receivable - Other (Texas)                   -              -              -
 Other Assets                                           -              -              -
 Investment & Intercompany in Subsidiaires              -              -              -
                                             --------------------------------------------
 TOTAL ASSETS                                     6,885,298      7,005,501       (120,203)
                                             --------------------------------------------
                                             --------------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                 221,198        164,478         56,720
   Line of Credit                                       -              -              -
   Accrued expenses, excluding bankruptcy costs     515,652        311,461        204,191
   Accrued bankruptcy costs                             -              -              -
   Estimated claims against cash held in escrow         -              -              -
   Billings in excess of costs & earnings               -              -              -
   Current portion of long term debt                    -              -              -
   Intercompany - BNYFC                           7,514,758      7,242,789        271,969
   Intercompany payables                             43,543        248,621       (205,078)
                                             --------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES          8,295,151      7,967,349        327,802
 Intercompany - BNYFC                                   -              -              -
 Intercompany Notes Payable                             -              -              -
 Pre Petition Liabilities                         1,025,286      1,232,316       (207,030)
 Pre Petition Estimated Construction Claims             -              -              -
                                             --------------------------------------------
   TOTAL LIABILITIES                              9,320,437      9,199,665        120,772
                                             --------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                                  -
 Additional paid in capital                      14,113,361     14,113,361            -
 Treasury Stock A-P-I-C                                 -              -              -
 Retained earnings - prior                      (14,767,222)   (14,767,222)           -
 Y-T-D net income pre petition                     (247,894)      (247,894)           -
 Y-T-D net income post petition                  (1,533,384)    (1,292,409)      (240,975)
                                             --------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                    (2,435,139)    (2,194,164)      (240,975)
                                             --------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         6,885,298      7,005,501       (120,203)
                                             --------------------------------------------
                                             --------------------------------------------

                See accompanying notes to financial statement information.

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                                  (UNAUDITED)     (UNAUDITED)
                                                 SEPT 30, 1997   AUGUST 31, 1997
                                                   CORPORATE       CORPORATE       CHANGE
                                             --------------------------------------------
 CURRENT ASSETS
 Cash                                                11,494        221,984       (210,490)
 Restricted cash held in escrow                         -              -              -
 Accounts receivable
   A/R--trade                                       144,321        145,652         (1,331)
   A/R--interco                                         -              -              -
   A/R--employees                                       -              -              -
   A/R--supplemental                                                                  -
   A/R--misc.                                     1,076,094      1,156,362        (80,268)
   Allowance for doubtful accounts               (1,138,467)    (1,203,557)        65,090
                                             --------------------------------------------
     Accounts receivable, net                        81,948         98,457        (16,509)
                                             --------------------------------------------
 Costs and earnings in excess of billings               -              -              -
 Prepaid expenses                                   365,839        159,251        206,588
 Inventory                                              -              -              -
 Inventory reserve                                      -              -              -
                                             --------------------------------------------
     Inventory, net                                     -              -              -
                                             --------------------------------------------
 Other current assets                                   182            139             43
                                             --------------------------------------------
 TOTAL CURRENT ASSETS                               459,463        479,831        (20,368)
                                             --------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                      -              -              -
   Automotive equipment                                 -              -              -
   Office furniture and equipment                   401,225        401,225            -
   Equipment under capital leases                                                     -
   Leasehold improvements                            21,780         21,780            -
                                             --------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                   423,005        423,005            -
   Accum. Depreciation                             (349,530)      (345,849)        (3,681)
 TOTAL PROPERTY & EQUIP., NET                        73,475         77,156         (3,681)
                                             --------------------------------------------
 Long-term receivable - Other (Texas)                   -              -              -
 Other Assets                                       487,914        486,189          1,725
 Investment & Intercompany in Subsidiaires       78,490,636     78,490,636            -
                                             --------------------------------------------
TOTAL ASSETS                                    79,511,488     79,533,812        (22,324)
                                             --------------------------------------------
                                             --------------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                 142,452         61,807         80,645
   Line of Credit                                18,895,177     20,098,371     (1,203,194)
   Accrued expenses, excluding bankruptcy costs     506,183        441,514         64,669
   Accrued bankruptcy costs                       1,757,864      1,422,864        335,000
   Estimated claims against cash held in escrow         -              -              -
   Billings in excess of costs & earnings               -              -              -
   Current portion of long term debt                    -              -              -
   Intercompany - BNYFC                                 -
   Intercompany payables                                (79)           360           (439)
                                                 -----------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES         21,301,597     22,024,916       (723,319)
 Intercompany - BNYFC                           (20,202,456)   (21,694,916)     1,492,460
 Intercompany Notes Payable                             -              -              -
 Pre Petition Liabilities                         2,548,870      2,552,506         (3,636)
 Pre Petition Estimated Construction Claims             -              -              -
                                                 -----------------------------------------
   TOTAL LIABILITIES                              3,648,011      2,882,506        765,505
                                                 -----------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                121,289        121,289            -
 Additional paid in capital                     128,204,631    128,204,631            -
 Treasury Stock A-P-I-C                            (562,506)      (562,506)           -
 Retained earnings - prior                      (45,592,619)   (45,592,619)           -
 Y-T-D net income pre petition                     (895,498)      (895,498)           -
 Y-T-D net income post petition                  (5,411,820)    (4,623,991)      (787,829)
                                                 -----------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                    75,863,477     76,651,306       (787,829)
                                                 -----------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        79,511,488     79,533,812        (22,324)
                                                 -----------------------------------------
                                                 -----------------------------------------


                                                (UNAUDITED)     (UNAUDITED)
                                                 SEPT 30, 1997 AUGUST 31, 1997
                                                 CONTINUING     CONTINUING
                                                 OPERATIONS     OPERATIONS        CHANGE
                                           ----------------------------------------------
 CURRENT ASSETS
 Cash                                               265,482        245,962         19,520
 Restricted cash held in escrow                   2,596,886      2,596,886            -
 Accounts receivable
   A/R--trade                                    13,732,163     14,547,897       (815,734)
   A/R--interco                                     322,556        207,999        114,557
   A/R--employees                                    23,092         28,517         (5,425)
   A/R--supplemental                              1,122,742        871,302        251,440
   A/R--misc.                                     1,090,536      1,183,726        (93,190)
   Allowance for doubtful accounts               (3,259,893)    (3,087,912)      (171,981)
                                           ----------------------------------------------
     Accounts receivable, net                    13,031,196     13,751,529       (720,333)
                                           ----------------------------------------------
 Costs and earnings in excess of billings         8,185,514      8,123,970         61,544
 Prepaid expenses                                   503,361        354,539        148,822
 Inventory                                        3,571,437      3,343,029        228,408
 Inventory reserve                                 (852,692)      (890,385)        37,693
                                           ----------------------------------------------
     Inventory, net                               2,718,745      2,452,644        266,101
                                           ----------------------------------------------
 Other current assets                                   182            139             43
                                           ----------------------------------------------
 TOTAL CURRENT ASSETS                            27,301,366     27,525,669       (224,303)
                                           ----------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                2,337,842      2,331,406          6,436
   Automotive equipment                           1,515,195      1,515,994           (799)
   Office furniture and equipment                 2,065,315      2,047,163         18,152
   Equipment under capital leases                       -              -              -
   Leasehold improvements                           150,596        150,596            -
                                           ----------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                 6,068,948      6,045,159         23,789
   Accum. Depreciation                           (3,360,395)    (3,271,590)       (88,805)
                                           ----------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                     2,708,553      2,773,569        (65,016)
                                           ----------------------------------------------
 Long-term receivable - Other (Texas)               814,814        814,814            -
 Other Assets                                       644,172        652,667         (8,495)
 Investment & Intercompany in Subsidiaires       78,490,636     78,490,636            -
                                           ----------------------------------------------
 TOTAL ASSETS                                   109,959,541    110,257,355       (297,814)
                                           ----------------------------------------------
                                           ----------------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                 682,434        479,939        202,495
   Line of Credit                                18,895,177     20,098,371     (1,203,194)
   Accrued expenses, excluding bankruptcy costs   1,517,337      1,199,167        318,170
   Accrued bankruptcy costs                       1,757,864      1,422,864        335,000
   Estimated claims against cash held in escrow   2,560,602      2,560,602            -
   Billings in excess of costs & earnings               -              -              -
   Current portion of long term debt                    -              -              -
   Intercompany - BNYFC                          15,699,210     15,459,248        239,962
   Intercompany payables                             58,573        459,082       (400,509)
 TOTAL POST PETITION CURRENT LIABILITIES         41,171,197     41,679,273       (508,076)
 Intercompany - BNYFC                           (20,202,456)   (21,694,916)     1,492,460
 Intercompany Notes Payable                       8,741,768      8,741,768            -
 Pre Petition Liabilities                         6,139,621      6,295,122       (155,501)
 Pre Petition Estimated Construction Claims             -              -              -
                                           ----------------------------------------------
   TOTAL LIABILITIES                             35,850,130     35,021,247        828,883
                                           ----------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                121,289        121,289            -
 Additional paid in capital                     160,109,856    160,109,856            -
 Treasury Stock A-P-I-C                            (562,506)      (562,506)           -
 Retained earnings - prior                      (75,923,620)   (75,923,620)           -
 Y-T-D net income pre petition                   (1,169,888)    (1,169,888)           -
 Y-T-D net income post petition                  (8,465,720)    (7,339,023)    (1,126,697)
                                           ----------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                    74,109,411     75,236,108     (1,126,697)
                                           ----------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY       109,959,541    110,257,355       (297,814)
                                           ----------------------------------------------
                                           ----------------------------------------------


                   See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION



                                                  (UNAUDITED)     (UNAUDITED)
                                                 SEPT 30, 1997  AUGUST 31, 1997
                                                  DISCONTINUED   DISCONTINUED
                                                   OPERATIONS     OPERATIONS     CHANGE
                                           ----------------------------------------------
 CURRENT ASSETS
 Cash                                               115,483        111,854          3,629
 Restricted cash held in escrow                        -              -              -
 Accounts receivable
   A/R--trade                                     9,400,646     11,703,053     (2,302,407)
   A/R--interco                                      76,899        471,813       (394,914)
   A/R--employees                                     1,123          6,036         (4,913)
   A/R--supplemental                                                                 -
   A/R--misc.                                       244,255        168,114         76,141
   Allowance for doubtful accounts               (3,225,346)    (3,274,939)        49,593
                                           ----------------------------------------------
     Accounts receivable, net                     6,497,577      9,074,077     (2,576,500)
                                           ----------------------------------------------
 Costs and earnings in excess of billings            94,256        553,581       (459,325)
 Prepaid expenses                                    47,450         49,771         (2,321)
 Inventory                                        2,342,336      2,763,584       (421,248)
 Inventory reserve                               (2,127,925)      (813,941)    (1,313,984)
                                           ----------------------------------------------
     Inventory, net                                 214,411      1,949,643     (1,735,232)
                                           ----------------------------------------------
 Other current assets                                31,606         41,855        (10,249)
                                           ----------------------------------------------
 TOTAL CURRENT ASSETS                             7,000,783     11,780,781     (4,779,998)
                                           ----------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                  430,262        502,814        (72,552)
   Automotive equipment                             338,953        393,291        (54,338)
   Office furniture and equipment                   499,693        521,164        (21,471)
   Equipment under capital leases                                                    -
   Leasehold improvements                           199,949        199,949           -
                                           ----------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                 1,468,857      1,617,218       (148,361)
   Accum. Depreciation                           (1,193,857)      (636,712)      (557,145)
                                           ----------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                       275,000        980,506       (705,506)
                                           ----------------------------------------------
 Long-term receivable - Other (Texas)                  -              -              -
 Other Assets                                        20,759         35,885        (15,126)
 Investment & Intercompany in Subsidiaires             -              -              -
 TOTAL ASSETS                                     7,296,542     12,797,172     (5,500,630)
                                           ----------------------------------------------
                                           ----------------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                 128,076        200,954        (72,878)
   Line of Credit                                      -              -              -
   Accrued expenses, excluding bankruptcy costs      72,663        231,620       (158,957)
   Accrued bankruptcy costs                            -              -              -
   Estimated claims against cash held in escrow        -              -              -
   Billings in excess of costs & earnings            24,840         10,868         13,972
   Current portion of long term debt                   -              -              -
   Intercompany - BNYFC                           4,503,246      6,235,592     (1,732,346)
   Intercompany payables                            340,522        220,729        119,793
                                           ----------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES          5,069,347      6,899,763     (1,830,416)
 Intercompany - BNYFC                                  -              -              -
 Intercompany Notes Payable                       2,535,455      2,535,455           -
 Pre Petition Liabilities                        11,650,222     12,388,657       (738,435)
 Pre Petition Estimated Construction Claims       2,904,000      3,000,000        (96,000)
                                           ----------------------------------------------
   TOTAL LIABILITIES                             22,159,024     24,823,875     (2,664,851)
                                           ----------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                              2,082,948      2,082,948           -
 Additional paid in capital                      25,370,632     25,370,632           -
 Treasury Stock A-P-I-C                                -              -              -
 Retained earnings - prior                      (32,353,339)   (32,353,339)          -
 Y-T-D net income pre petition                     (676,048)      (676,048)          -
 Y-T-D net income post petition                  (9,286,675)    (6,450,896)    (2,835,779)
                                           ----------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                   (14,862,482)   (12,026,703)    (2,835,779)
                                           ----------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         7,296,542     12,797,172     (5,500,630)
                                           ----------------------------------------------
                                           ----------------------------------------------


                                                 (UNAUDITED)    (UNAUDITED)
                                                SEPT 30, 1997  AUGUST 31, 1997
                                                   COMBINED       COMBINED
                                                    FINAL          FINAL         CHANGE
                                           ----------------------------------------------
 CURRENT ASSETS
 Cash                                               380,965        357,816         23,149
 Restricted cash held in escrow                   2,596,886      2,596,886           -
 Accounts receivable
   A/R--trade                                    23,132,809     26,250,950     (3,118,141)
   A/R--interco                                           -              -           -
   A/R--employees                                    24,215         34,553        (10,338)
   A/R--supplemental                              1,122,742        871,302        251,440
   A/R--misc.                                     1,334,791      1,351,840        (17,049)
   Allowance for doubtful accounts               (6,485,239)    (6,362,851)      (122,388)
                                           ----------------------------------------------
     Accounts receivable, net                    19,129,318     22,145,794     (3,016,476)
                                           ----------------------------------------------
 Costs and earnings in excess of billings         8,279,770      8,677,551       (397,781)
 Prepaid expenses                                   550,811        404,310        146,501
 Inventory                                        5,913,773      6,106,613       (192,840)
 Inventory reserve                               (2,980,617)    (1,704,326)    (1,276,291)
                                           ----------------------------------------------
     Inventory, net                               2,933,156      4,402,287     (1,469,131)
                                           ----------------------------------------------
 Other current assets                                31,788         41,994        (10,206)
                                           ----------------------------------------------
 TOTAL CURRENT ASSETS                            33,902,694     38,626,638     (4,723,944)
                                           ----------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                2,768,104      2,834,220        (66,116)
   Automotive equipment                           1,854,148      1,909,285        (55,137)
   Office furniture and equipment                 2,565,008      2,568,327         (3,319)
   Equipment under capital leases                                                    -
   Leasehold improvements                           350,545        350,545           -
                                           ----------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                 7,537,805      7,662,377       (124,572)
   Accum. Depreciation                           (4,554,252)    (3,908,302)      (645,950)
                                           ----------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                     2,983,553      3,754,075       (770,522)
                                           ----------------------------------------------
 Long-term receivable - Other (Texas)               814,814        814,814           -
 Other Assets                                       676,053        699,391        (23,338)
 Investment & Intercompany in Subsidiaires          425,000        425,000           -
 TOTAL ASSETS                                    38,802,114     44,319,918     (5,517,804)
                                           ----------------------------------------------
                                           ----------------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                 810,510        680,893        129,617
   Line of Credit                                18,895,177     20,098,371     (1,203,194)
   Accrued expenses, excluding bankruptcy costs   1,590,000      1,430,787        159,213
   Accrued bankruptcy costs                       1,757,864      1,422,864        335,000
   Estimated claims against cash held in escrow   2,560,602      2,560,602           -
   Billings in excess of costs & earnings            24,840         10,868         13,972
   Current portion of long term debt                   -              -              -
   Intercompany - BNYFC                                -              -              -
   Intercompany payables                               -              -              -
                                           ----------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES         25,638,993     26,204,385       (565,392)
 Intercompany - BNYFC                                  -              -              -
 Intercompany Notes Payable                            -              -              -
 Pre Petition Liabilities                        17,789,843     18,683,779       (893,936)
 Pre Petition Estimated Construction Claims       2,904,000      3,000,000        (96,000)
                                           ----------------------------------------------
   TOTAL LIABILITIES                             46,332,836     47,888,164     (1,555,328)
                                           ----------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                121,289        121,289           -
 Additional paid in capital                     124,480,376    124,480,376           -
 Treasury Stock A-P-I-C                            (562,506)      (562,506)          -
 Retained earnings - prior                     (111,988,497)  (111,988,497)          -
 Y-T-D net income pre petition                   (1,845,936)    (1,845,936)          -
 Y-T-D net income post petition                 (17,735,448)   (13,772,972)    (3,962,476)
                                           ----------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                    (7,530,722)    (3,568,246)    (3,962,476)
                                           ----------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        38,802,114     44,319,918     (5,517,804)
                                           ----------------------------------------------
                                           ----------------------------------------------




              See accompanying notes to financial statement information.


OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION


                                                  (UNAUDITED)      (UNAUDITED)
                                                  MONTH ENDED      MONTH ENDED
                                                 SEPT 30, 1997    AUGUST 31, 1997
                                                      ESD              ESD           CHANGE
Sales                                            1,360,487        1,267,391           93,096
Cost Of Sales                                      856,943          866,569           (9,626)
                                               ------------------------------------------------
  Gross Profit                                     503,544          400,822          102,722

Selling, General, and Administrative               457,259          396,528           60,731
                                               ------------------------------------------------

Income From Operations                              46,285            4,294           41,991

Other Income(Expense):
 I/C Interest INCOME (Expense)                     (79,781)         (79,489)            (292)
 Interest Expense                                   (4,141)          (1,550)          (2,591)
 Interest Income                                       -                -                -
 Gain (Loss) on Asset Disposition                      -                -                -
 Other Expense                                     (60,256)        (528,431)         468,175
 Other Income                                          -                -                -
                                               ------------------------------------------------
  Total Other Income (Expense)                    (144,178)        (609,470)         465,292

                                               ------------------------------------------------
Net Income (Loss) Before Bankruptcy
   Administrative Expenses                         (97,893)        (605,176)         507,283
Bankruptcy Administrative Expenses                     -                -                -
                                               ------------------------------------------------
Net Income (Loss)                                  (97,893)        (605,176)         507,283
                                               ------------------------------------------------
                                               ------------------------------------------------



                                                  (UNAUDITED)      (UNAUDITED)
                                                  MONTH ENDED      MONTH ENDED
                                                 SEPT 30, 1997    AUGUST 31, 1997
                                                      PSD              PSD            CHANGE
                                               ------------------------------------------------
Sales                                              919,835        1,073,799         (153,964)
Cost of Sales                                      773,044          889,920         (116,876)
                                               ------------------------------------------------
  Gross Profit                                     146,791          183,879          (37,088)

Selling, General, and Administrative               302,588          284,705           17,883
                                               ------------------------------------------------

Income From Operations                            (155,797)        (100,826)         (54,971)

Other Income(Expense):
 I/C Interest Income (Expense)                     (70,342)         (66,396)          (3,946)
 Interest Expense                                      -                -                -
 Interest Income                                       -                -                -
 Gain (loss) on Asset Disposition                      -                -                -
 Amortization / Write-off of Goodwill                  -                -                -
 Other Expense                                     (14,836)        (164,251)         149,415
 Other Income                                          -                -                -
                                               ------------------------------------------------
  Total Other Income (Expense)                     (85,178)        (230,647)        145,469

                                               ------------------------------------------------
Net Income (Loss) Before Bankruptcy
    Administrative Expenses                       (240,975)        (331,473)          90,498
Bankruptcy Administrative Expenses                     -                -                -
                                               ------------------------------------------------
Net Income (Loss)                                 (240,975)        (331,473)          90,498
                                               ------------------------------------------------
                                               ------------------------------------------------

              SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENT INFORMATION

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION



                                                  (UNAUDITED)      (UNAUDITED)
                                                  MONTH ENDED      MONTH ENDED
                                                 SEPT 30, 1997    AUGUST 31, 1997
                                                   CORPORATE         CORPORATE       CHANGE
                                               ------------------------------------------------
Sales                                                  -                -                -
Cost of Sales                                          -                -                -
                                               ------------------------------------------------
  Gross Profit                                         -                -                -

Selling, General, and Administrative               404,671          363,457           41,214
                                               ------------------------------------------------

Income From Operations                            (404,671)        (363,457)         (41,214)

Other Income(Expense):
 I/C Interest Income (Expense)                     150,123          231,614          (81,491)
 Interest Expense                                 (174,575)        (174,987)             412
 Interest Income                                       -              4,223           (4,223)
 Gain (loss) on Asset Disposition                      -                -                -
 Other Expense                                     (24,106)        (100,778)          76,672
 Other Income                                          400              -                400
                                               ------------------------------------------------
  Total Other Income (Expense)                     (48,158)         (39,928)          (8,230)

                                               ------------------------------------------------
Net Income (Loss) Before Bankruptcy
    Administrative Expenses                       (452,829)        (403,385)         (49,444)
Bankruptcy Administrative Expenses                (335,000)        (435,000)         100,000
                                               ------------------------------------------------
Net Income (Loss)                                 (787,829)        (838,385)          50,556
                                               ------------------------------------------------
                                               ------------------------------------------------



                                                  (UNAUDITED)      (UNAUDITED)
                                                  MONTH ENDED      MONTH ENDED
                                                 SEPT 30, 1997    AUGUST 31, 1997
                                                 CONTINUING         CONTINUING
                                                 OPERATIONS         OPERATIONS       CHANGE
                                               ------------------------------------------------
Sales                                            2,280,322        2,341,190          (60,868)
Cost of Sales                                    1,629,987        1,756,489         (126,502)
                                               ------------------------------------------------
  Gross Profit                                     650,335          584,701           65,634

Selling, General, and Administrative             1,164,518        1,044,690          119,828
                                               ------------------------------------------------

Income From Operations                            (514,183)        (459,989)         (54,194)

Other Income(Expense):
 I/C Interest Income (Expense)                         -             85,729          (85,729)
 Interest Expense                                 (178,716)        (176,537)          (2,179)
 Interest Income                                       -              4,223           (4,223)
 Gain (loss) on Asset Disposition                      -                -                -
 Other Expense                                     (99,198)        (793,460)         694,262
 Other Income                                          400              -                400
                                               ------------------------------------------------
  Total Other Income (Expense)                    (277,514)        (880,045)         602,531

                                               ------------------------------------------------
Net Income (Loss) Before Bankruptcy
    Administrative Expenses                       (791,697)      (1,340,034)         548,337
Bankruptcy Administrative Expenses                (335,000)        (435,000)         100,000
                                               ------------------------------------------------
Net Income (Loss)                               (1,126,697)      (1,775,034)         648,337
                                               ------------------------------------------------
                                               ------------------------------------------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL INFORMATION


OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                  (UNAUDITED)      (UNAUDITED)
                                                  MONTH ENDED      MONTH ENDED
                                                 SEPT 30, 1997    AUGUST 31, 1997
                                                DISCONTINUED      DISCONTINUED
                                                 OPERATIONS         OPERATIONS       CHANGE
                                               ------------------------------------------------
Sales                                               56,640          261,702         (205,062)
Cost of Sales                                      548,900          556,516           (7,616)
                                               ------------------------------------------------
  Gross Profit                                    (492,260)        (294,814)        (197,446)

Selling, General, and Administrative               247,493          336,591          (89,098)
                                               ------------------------------------------------
                                                       -                -
Income From Operations                            (739,753)        (631,405)        (108,348)

Other Income(Expense):
 I/C Interest Income (Expense)                         -            (85,730)          85,730
 Interest Expense                                   (2,031)             (10)          (2,021)
 Interest Income                                     6,972            1,820            5,152
 Gain (loss) on Asset Disposition                   47,432         (195,418)         242,850
 Other Expense                                  (2,155,591)         (27,106)      (2,128,485)
 Other Income                                        7,193            3,044            4,149
                                               ------------------------------------------------
  Total Other Income (Expense)                  (2,096,025)        (303,400)      (1,792,625)

                                               ------------------------------------------------
Net Income (Loss) Before Bankruptcy
    Administrative Expenses                     (2,835,778)        (934,805)      (1,900,973)
Bankruptcy Administrative Expenses                     -                -                -
                                               ------------------------------------------------
Net Income (Loss)                               (2,835,778)        (934,805)      (1,900,973)
                                               ------------------------------------------------
                                               ------------------------------------------------




                                                  (UNAUDITED)      (UNAUDITED)
                                                  MONTH ENDED      MONTH ENDED
                                                 SEPT 30, 1997    AUGUST 31, 1997
                                                  COMBINED          COMBINED
                                                     FINAL             FINAL         CHANGE
                                               ------------------------------------------------
Sales                                            2,115,582        2,453,627         (338,045)
Cost of Sales                                    1,957,507        2,163,740         (206,233)
                                               ------------------------------------------------
  Gross Profit                                     158,075          289,887         (131,812)

Selling, General, and Administrative             1,412,011        1,381,281           30,730
                                               ------------------------------------------------

Income From Operations                          (1,253,936)      (1,091,394)        (162,542)

Other Income(Expense):
 I/C Interest Income (Expense)                         -                -                -
 Interest Expense                                 (180,747)        (176,547)          (4,200)
 Interest Income                                     6,972            6,043              929
 Gain (loss) on Asset Disposition                   47,432         (195,418)         242,850
 Other Expense                                  (2,254,789)        (820,567)      (1,434,222)
 Other Income                                        7,593            3,044            4,549
                                               ------------------------------------------------
  Total Other Income (Expense)                  (2,373,539)      (1,183,445)      (1,190,094)

                                               ------------------------------------------------
Net Income (Loss) Before Bankruptcy
    Administrative Expenses                     (3,627,475)      (2,274,839)      (1,352,636)
Bankruptcy Administrative Expenses                (335,000)        (435,000)         100,000
                                               ------------------------------------------------
Net Income (Loss)                               (3,962,475)      (2,709,839)      (1,252,636)
                                               ------------------------------------------------
                                               ------------------------------------------------

              SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENT INFORMATION

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                               (UNAUDITED)            (UNAUDITED)
                                                               MONTH ENDED            MONTH ENDED
                                                           SEPTEMBER 30, 1997       AUGUST 31, 1997          CHANGE
                                                           ------------------       ---------------          ------

Cash flows from operating activities:
  Net loss                                                   $  (3,962,477)         $  (2,709,839)     $(1,252,638)

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                 111,616                117,095           (5,479)
      Additional Inventory Reserves in
        Discontinued Operations                                  1,313,984                      0        1,313,984
      Write down of property and equipment in
        Discontinued Operations                                    614,548                      0          614,548
      (Gain) Loss on sale of property and equipment                (47,432)               195,418         (242,850)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables                                                3,016,476                899,984        2,116,492
      Costs in excess of billings                                  397,781                524,701         (126,920)
      Inventory                                                    155,147                541,265         (386,118)
      Prepaids & other assets                                     (136,434)               (79,528)         (56,906)
     Increase (decrease) in:
      Accounts payable                                             129,617                 92,829           36,788
      Accrued expenses                                             494,213               (901,469)       1,395,682
      Billings in excess of costs                                   13,972                (14,650)          28,622
      Other net changes in assets and liabilities                   23,478                314,902         (291,424)
                                                              ------------           ------------     ------------
        Total adjustments                                        6,086,966              1,690,547        4,396,419
                                                              ------------           ------------     ------------
        Net cash provided by (used in) operating activities      2,124,489             (1,019,292)       3,143,781


Cash flows from investing activities :
     Proceeds from sale of equipment                               114,709                178,951          (64,242)
     Additions to property and equipment                           (22,919)               (13,314)          (9,605)
                                                              ------------           ------------     ------------
       Net cash provided by (used in) investing activities          91,790                165,637          (73,847)


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan           (1,203,194)              (305,576)        (897,618)
  Increase (decrease) in pre petition liabilities                 (989,936)               425,161       (1,415,097)
                                                              ------------           ------------     ------------
      Net cash provided by (used in) financing activities       (2,193,130)               119,585       (2,312,715)
                                                              ------------           ------------     ------------
Net increase (decrease) in cash                                     23,149               (734,070)         757,219

CASH AT BEGINNING OF PERIOD                                        357,816              1,091,886         (734,070)
                                                              ------------           ------------     ------------

CASH AT END OF PERIOD                                           $  380,965             $  357,816        $  23,149
                                                              ------------           ------------     ------------
                                                              ------------           ------------     ------------



              See accompanying notes to financial statement information